John Hancock Rainier Growth Fund
Supplement dated May 30, 2008 to the
current Class A, B and C Shares Prospectus
In the “Past performance” section, in the performance table under “Average annual total returns,” the performance for Class A was misstated as a result of the front-end sales charge of 5.00% not being included in the calculation. The correct performance information for Class A is stated below and replaces the table provided in the prospectus:

Average annual total returns(%)	1 Year	5 Years	Inception
as of 12-31-07			6-15-00
Class A before tax	14.52	15.42	-1.36
After tax on distributions	14.52	15.42	-1.36
After tax on distributions, with sale	9.44	13.59	-1.15
Russell 1000 Growth Index	11.81	12.10	-2.68	*
S&P500 Index	5.49	12.83	1.60

*	Return as of closest month end to fund inception date.